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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 21, 2002



                           YARDVILLE NATIONAL BANCORP
                  --------------------------------------------
                 (Exact name of issuer as specified in charter)



         NEW JERSEY                      0-26086                  22-2670267
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
     of Incorporation or                   file                  Identification
        Organization)                    number)                    Number)

                                 2465 KUSER ROAD
                           HAMILTON, NEW JERSEY 08690
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (609) 585-5100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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                                EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Yardville National Bancorp, a New Jersey corporation (the "Company") on October 21, 2002 (the "October 8-K"), amends the Current Report on Form 8-K filed by the Company on January 28, 2003 (the "January 8-K") and amends and restates the Current Report on Form 8-K/A filed by the Company on January 31, 2003 (the "Amended 8-K"), reporting and amending, respectively, the Company's financial results for the three and nine months ended September 30, 2002 and for the three and twelve months ended December 31, 2002. The purpose of this Amendment is to correct certain information (modifying, in the "Financial Summary - Average Balances, Rates Paid and Yields" section, the reported classification and resulting average yields/rates of certain accounts among the different types of interest earning assets and interest bearing deposits, respectively, as well as the reported classification of average other liabilities and average stockholders' equity, and in the "Summary of Financial Information for the Three and Twelve Months Ended December 31, 2002 and the Three and Twelve Months Ended December 31, 2001" section, the reported return on average stockholders' equity to reflect the effect of the change in average stockholders' equity described above) included in the financial information attached to the separate press releases included as Exhibit 99 in each of the October 8-K, the January 8-K and the information attached as Exhibits to the Amended 8-K. The corrections reflected in this Amendment did not result in any changes to the total interest earning assets, total interest bearing deposits, total interest bearing liabilities, total liabilities and stockholders' equity, total interest expense, net income or the reported end of period statement of condition as previously reported in Exhibit 99 in each of the October 8-K and the January 8-K. Except as described above, the Company has not updated any of the other information included in the October 8-K and the January 8-K.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.    Description
-----------    -----------

99.1 Financial Summary - Average Balances, Rates Paid and Yields, for the Three Months Ended September 30, 2002 and Three Months Ended September 30, 2001 and the Financial Summary - Average Balances, Rates Paid and Yields, for the Nine Months Ended September 30, 2002 and Nine Months Ended September 30, 2001 (This Exhibit 99.1 is intended to replace in its entirety the Financial Summary - Average Balances, Rates Paid and Yields, for the Three Months Ended September 30, 2002 and Three Months Ended September 30, 2001 and the Financial Summary - Average Balances, Rates Paid and Yields, for the Nine Months Ended September 30, 2002 and Nine Months Ended September 30, 2001 forming part of Exhibit 99 to the Current Report on Form 8-K filed by the Company on October 21, 2002.)

99.2 Financial Summary - Average Balances, Rates Paid and Yields, for the Three Months Ended December 31, 2002 and Three Months Ended December 31, 2001 and the Financial Summary - Average Balances, Rates Paid and Yields, for the Twelve Months Ended December 31, 2002 and the Twelve Months Ended December 31, 2001 (This Exhibit
               99.2 is intended to replace in its entirety the Financial Summary
               - Average Balances, Rates Paid and Yields, for the Three Months Ended December 31, 2002 and Three Months Ended December 31, 2001 Financial Summary - Average Balances, Rates Paid and Yields, for the Twelve Months Ended December 31, 2002 and the Twelve Months Ended December 31, 2001 and the forming part of Exhibit 99 to the Current Report on Form 8-K filed by the Company on January 28, 2003, as amended by the Current Report on Form 8-K filed by the Company on January 31, 2003.)

99.3 Summary of Financial Information for the Three and Twelve Months ended December 31, 2002 and the Three and Twelve Months Ended December 31, 2001 (This Exhibit 99.3 is intended to replace in its entirety the Summary of Financial Information for the Three and Twelve Months ended December 31, 2002 and the Three and Twelve Months Ended December 31, 2001 forming part of Exhibit 99 to the Current Report on Form 8-K filed by the Company on January 28, 2003.)

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                                   Signatures

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           YARDVILLE NATIONAL BANCORP


Date: February 12, 2003                      By: /s/ Stephen F. Carman
                                                 ----------------------------
                                                 Stephen F. Carman
                                                 Vice President and Treasurer

















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                                Index to Exhibits

Exhibit No.    Description
-----------    -----------

99.1 Financial Summary - Average Balances, Rates Paid and Yields, for the Three Months Ended September 30, 2002 and Three Months Ended September 30, 2001 and the Financial Summary - Average Balances, Rates Paid and Yields, for the Nine Months Ended September 30, 2002 and Nine Months Ended September 30, 2001 (This Exhibit 99.1 is intended to replace in its entirety the Financial Summary - Average Balances, Rates Paid and Yields, for the Three Months Ended September 30, 2002 and Three Months Ended September 30, 2001 and the Financial Summary - Average Balances, Rates Paid and Yields, for the Nine Months Ended September 30, 2002 and Nine Months Ended September 30, 2001 forming part of Exhibit 99 to the Current Report on Form 8-K filed by the Company on October 21, 2002.)

99.2 Financial Summary - Average Balances, Rates Paid and Yields, for the Three Months Ended December 31, 2002 and Three Months Ended December 31, 2001 and the Financial Summary - Average Balances, Rates Paid and Yields, for the Twelve Months Ended December 31, 2002 and the Twelve Months Ended December 31, 2001 (This Exhibit
               99.2 is intended to replace in its entirety the Financial Summary
               - Average Balances, Rates Paid and Yields, for the Three Months Ended December 31, 2002 and Three Months Ended December 31, 2001 Financial Summary - Average Balances, Rates Paid and Yields, for the Twelve Months Ended December 31, 2002 and the Twelve Months Ended December 31, 2001 and the forming part of Exhibit 99 to the Current Report on Form 8-K filed by the Company on January 28, 2003.)

99.3 Summary of Financial Information for the Three and Twelve Months ended December 31, 2002 and the Three and Tweleve Months Ended December 31, 2001 (This Exhibit 99.3 is intended to replace in its entirety the Summary of Financial Information for the Three and Twelve Months ended December 31, 2002 and the Three and Twelve Months Ended December 31, 2001 forming part of Exhibit 99 to the Current Report on Form 8-K filed by the Company on January 28, 2003.)






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